As filed with the Securities and Exchange Commission on August 30, 2002

1933 Act File No. 333-______
1940 Act File No. 811-______

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
(Check appropriate box or boxes)

☑ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐ Pre-Effective Amendment No.
☐ Post-Effective Amendment No.
and
☑ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☐ Amendment No.

SG Cowen Principal Protected Trust I
Exact Name of Registrant Specified in Charter

1221 Avenue of the Americas
New York, New York 10020
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(212) 278-6261
Registrant's Telephone Number, Including Area Code

Peige Loh, Esq.
SG Cowen Securities, Inc.
1221 Avenue of the Americas
New York, New York 10020
Name and Address (Number, Street, State, Zip Code) of Agent for Service

With copies to:
Ethan D. Corey, Esq. Dechert 1775 Eye Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares of Beneficial Interest, par value $0.001 per share	100,000 shares	$[10.00]	$[1,000,000]	$92

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457 under the Securities Act of 1933.

(2)Transmitted prior to filing.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

____________________

CROSS REFERENCE SHEET PARTS A AND B OF REGISTRATION STATEMENT

Item No. Caption	Location in Prospectus or SAI
1. Outside Front Cover Page	Outside Front Cover Page
2. Inside Front and Outside Back Cover Page	Inside Front and Outside Back Cover Page
3. Fee Table and Synopsis	Summary of Trust Expenses
4. Financial Highlights	Not Applicable
5. Plan of Distribution	Outside Front Cover Page; Underwriting
6. Selling Shareholders	Not Applicable
7. Use of Proceeds	Use of Proceeds
8. General Description of the Registrant	Outside Front Cover Page; Prospectus Summary--The Trust; The Trust
9. Management	Management of the Trust; Use of Proceeds
10. Capital Stock, Long-Term Debt, and Other Securities	Description of Shares
11. Defaults and Arrears on Senior Securities	Not Applicable
12. Legal Proceedings	Not Applicable
13. Table of Contents of the Statement of Additional Information	Table of Contents of Statement of Information
14. Cover Page of SAI	Cover Page (SAI)
15. Table of Contents of SAI	Table of Contents (SAI)
16. General Information and History	Not Applicable
17. Investment Objective and Policies	Investment Objective and Principal Strategies; Additional Investment Policies (SAI)
18. Management	Management of the Trust; Management and Administration of the Trust (SAI)
19. Control Persons and Principal Holders of Securities	Not Applicable
20. Investment Advisory and Other Services	Portfolio Management and Administration; Management and Administration of the Trust (SAI)
21. Brokerage Allocation and Other Practices	Portfolio Transactions and Brokerage (SAI)
22. Tax Status.	Tax Matters; Tax Matters (SAI)
23. Financial Statements	Independent Auditor's Report (SAI)

The information in this Prospectus is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated ____, 2002

SG Cowen Principal Protection Trust I

_____ Shares of Beneficial Interest

_________________________

**  These portions of the prospectus were omitted and filed separately with the SEC pursuant to a request for confidential treatment.

SG Cowen Principal Protection Trust I (the "Trust") is a newly formed Delaware business trust registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a closed-end management investment company. The Trust's investment objective is to preserve the initial capital of investors at maturity, while also having the opportunity to participate in a possible increase in the value in a securities market index during the term of the investment. The Trust will seek to achieve its objective by investing the net proceeds received from this offering in a fixed portfolio that the Trust will hold until the end of the term of the Trust. The Trust's portfolio will consist of the following four components, each of which is defined under the heading "Prospectus Summary": (i) QQQs; (ii) **; (iii) Portfolio Puts; and (iv) ** (together, the "Portfolio"). An investment in the Trust is subject to special risks. See "Risks."

This Prospectus applies to the offering of shares of beneficial interest ("Shares") of the Trust. The Shares will be offered during the public offering period at the public offering price, plus any applicable sales charge. The Trust will not conduct a continuous offering of Shares. The Trust has registered _____ Shares for sale under the Registration Statement to which this Prospectus relates. The Shares are appropriate only for those investors who do not require a liquid investment. See "Risks."

(continued on following page)

This Prospectus sets forth concisely information that you should know about the Trust before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Trust, including the statement of additional information ("SAI"), dated _____, 2002, has been filed with the U.S. Securities and Exchange Commission ("SEC"). You can request a copy of the SAI without charge by writing to ________, [address]; or by calling ___ at [phone number]. The SAI is incorporated by reference into this Prospectus in its entirety. The table of contents of the SAI appears on page __ of this Prospectus. You can obtain the SAI and other information about the Trust on the SEC's website (http://www.sec.gov).

	PER SHARE	TOTAL
Public offering price
Sales load
Estimated offering and organizational expenses (1)
Proceeds, after expenses, to the Trust

(1) Aggregate offering and organizational expenses are expected to be $___________. [The Sponsor] has agreed to reimburse offering expenses in excess of $[0.__] per Share.

_________________________

**  These portions of the prospectus were omitted and filed separately with the SEC pursuant to a request for confidential treatment.

SG Cowen Securities Corporation acts as the distributor ("Distributor") of the Shares on a best-efforts basis, subject to various conditions. The closing date for the purchase of Shares in the public offering is on or about ____________ (or such earlier or later date as the Distributor may determine). The Fund may also distribute Shares through other brokers or dealers. The minimum initial investment is $___, subject to waiver. Investments may be subject to a sales charge of up to __%. The proceeds of the initial offering will be received by the Fund and invested pursuant to the Fund's investment policies. No escrow arrangements have been established in connection with the offering of the Shares. The proceeds of the offering will be invested as soon as practicable after the termination date of the offering period.

The date of this Prospectus is _______, 2002

(continued from previous page)

No Prior History. Because the Fund is newly organized, its Shares have no history of public trading. Shares of closed-end funds frequently trade at a discount from their net asset value. The risk of loss due to a market discount may be greater for initial investors expecting to sell their Shares in a relatively short period after completion of the public offering. The Fund has applied to list its Shares on the ____________ Stock Exchange under the symbol "___," subject to official notice of issuance.

The Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Prospective investors should not construe the contents of this Prospectus as legal, tax, or financial advice. Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

Neither the SEC nor any state securities commission has determined whether this Prospectus is truthful or complete, nor have they made, nor will they make, any determination as to whether anyone should buy these securities. Any representation to the contrary is a criminal offense.

The Fund's Distributor is SG Cowen Securities Corporation

__________________________________________________________

TABLE OF CONTENTS

Prospectus Summary

Summary of Trust Expenses

The Trust

Use of Proceeds

The Trust's Investments

Risks

Management of the Trust

Portfolio Management and Administration

Net Asset Value

Distributions

Description of Shares

Tax Matters

Underwriting

Term of the Trust

Experts

Table of Contents for the Statement of Additional Information

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. WE HAVE NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. WE ARE NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. YOU SHOULD ASSUME THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE ONLY AS OF THE DATE OF THIS PROSPECTUS. OUR BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THAT DATE.

Until ________ ___, 2002 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

PRIVACY PRINCIPLES OF THE TRUST

The Trust is committed to maintaining the privacy of its Shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how the Trust protects that information and why, in certain cases, the Trust may share information with select other parties.

Generally, the Trust does not receive any non-public personal information relating to its Shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Trust restricts access to non-public personal information about its Shareholders to employees of the Trust's distributor and its affiliates with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its Shareholders.

SG Cowen Principal Protection Trust I

Prospectus Summary

Organization

The Trust is a newly organized, non-diversified, closed-end management investment company. Throughout the prospectus, we refer to SG Cowen Principal Protection Trust I simply as the "Trust" or as "we," "us" or "our." See "The Trust."

Offering

The Trust is offering shares of beneficial interest representing fractional undivided interests in the portfolio securities held by the Trust ("Shares"). A total of __ Shares will be issued in the offering.

Best efforts offering. [Minimum-maximum]. Dollar amount of shares registered, and net proceeds raised, to be determined. The offering will terminate as soon as practicable. The Trust is offering its Shares through the Distributor and a group of brokers and dealers selected by the Distributor. See "Fees" for information concerning sales charges.

Sponsor	SG Cowen Securities Corporation ("SG Cowen") is the Trust's sponsor ("Sponsor").
Investment Objective

To preserve the initial capital of investors ("Initial Investment"), while also having the opportunity to participate in a possible increase in the value of Standard & Poor's 500® Composite Stock Price Index (the "Index") during the term of the investment.

Investment Strategies and Portfolio Composition

Portfolio Composition

The Trust's portfolio will consist of the following components: (i) QQQs; (ii) ** ; (iii) Portfolio Puts; and (iv) **. The **, Portfolio Puts, and ** are over-the-counter, European-style options (that is, they are exercisable only on their expiration date), all of which expire on the same day ("Maturity Date").

Investment Process:

QQQs

Before the Trust begins operations, SG Cowen intends to purchase QQQs on the open market at their market price at the time of purchase ("Purchase Price"). QQQs are shares issued by The Nasdaq-100 Trust, Series I ("Nasdaq Trust"), which is a pooled investment designed to provide investment results that generally correspond to the price and yield performance of the Nasdaq-100 Index® (the "Nasdaq-100").

Portfolio Puts

SG Cowen also intends to purchase over-the-counter put options on the QQQs ("Portfolio Puts") from a derivatives dealer. The exercise price of each Portfolio Put will equal the Purchase Price.

**

**

**

**. The **offer the opportunity to participate in a possible increase in the value in the Index during the term of the investment (the "Index Return"). See "The Trust Investments - Investment Process" for an explanation of how the Index Return is computed.

Fixed Portfolio

The Trust's Portfolio will be a fixed portfolio that the Trust will hold until the end of the term of the Trust, unless the Trust is terminated before the end of its term. See "Investment Process - Bankruptcy or Insolvency of Counterparty". In this way, the Trust is similar to a unit investment trust.

_________________________ ** These portions of the prospectus were omitted and filed separately with the SEC pursuant to a request for confidential treatment.
Distributor	SG Cowen serves as the distributor of the Trust. SG Cowen is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers, Inc.
Use of Proceeds	The Trust will use the net proceeds received from the public offering of the Shares to pay SG Cowen for the Portfolio.
Purchase of Shares

The Trust is intended to be an investment that is held by investors for the full term of the Trust and is not intended for use as a trading vehicle.

You may purchase Shares from a broker or dealer at a price equal to the Trust's net asset value plus a sales load. The Trust's net asset value for this purpose is determined by an Independent Agent. We must receive payment for the Shares by _______, 2002.

Minimum Investment	__
Special Tax Considerations

The Trust will be classified as a grantor trust for Federal income tax purposes. Accordingly, you will be treated for federal income tax purposes as the owner of a proportionate share of the Trust's assets and liabilities. See "Tax Matters"

Liquidity or Trading of Shares

The Trust will apply to have the Shares listed on the [_______] Stock Exchange. You should be aware that the listing of the Shares on the [______] Stock Exchange will not necessarily ensure that a liquid trading market will be available for the Shares. See "Description of Shares."

Market Price of Shares

Common shares of closed-end investment companies frequently trade at prices lower than their net asset value. The Trust cannot assure you that the Shares will trade at a price higher than or equal to net asset value. The Trust's net asset value will be reduced immediately following this offering by the sales load and the amount of the organization and offering expenses paid by the Trust. See "Use of Proceeds." In addition to net asset value, the market price of the Shares may be affected by such factors as the creditworthiness of the counterparties to the Portfolio Puts and ** , liquidity and market supply and demand. See "Risks," and "Description of Shares". The Shares are designed primarily for long-term investors and you should not purchase the Shares if you intend to sell them shortly after purchase.

Management

The Trust will be internally managed and will not have an investment adviser, which means that there will be no outside manager or adviser to manage the Trust's portfolio. In addition, the Trust will not actively manage its portfolio. The assets of the Trust will be held for sale or distribution as required by the agreement that establishes the trust. The Bank of New York will act as the Trust's Administrator ("Administrator"), custodian for the Trust's assets and paying agent, transfer agent and registrar for the Shares. Except as mentioned above and except for The Bank of New York's role as collateral agent, The Bank of New York has no other affiliation with, and is not engaged in any other transaction with, the Trust. See "Management of the Trust".

Dividend Policy	It is not expected that the Trust will pay any dividends or distributions.
Principal Risks

• The Trust's holdings are not actively managed. The Trust's Portfolio will be a fixed portfolio that the Trust will hold until the end of the term of the Trust, unless the Trust dissolves earlier than the Maturity Date, the writer of a Portfolio Put ** becomes bankrupt or insolvent or upon the occurrence of any other event of default provided for in the contractual agreement governing a Portfolio Put ** ("Event of Default") occurs, or the Nasdaq Trust is dissolved. The Trust will not be able to respond to changing market conditions.

• The Trust is non-diversified. Therefore, it can invest more of its assets in a single issuer than a diversified fund can. A change in the market value of a single issuer can have a greater effect on the Trust's performance and share price than it would for a more diversified fund.

• Risk of Default on Options

OTC Options vs Listed Options. Privately negotiated securities or financial contracts - such as the ** , the Portfolio Puts and the ** (collectively, the "Options") - are known as an "over-the-counter" or OTC options. OTC options involve a risk of non-performance by counterparties as a result of the insolvency of such counterparties or otherwise.

Counterparty Credit Risk for OTC Options. The Trust's ability to meet its investment objective under certain market conditions will depend significantly on the ability of the counterparties to the various option transactions to meet their obligations under the contracts.

• Risk of Loss of Capital Preservation

The Portfolio Put is intended to enable the Trust to return the Initial Investment on or about the Maturity Date. The ability of the Trust to pay the amount of the Initial Investment may be affected by the creditworthiness of the counterparty to the Portfolio Put. If the Portfolio Put is terminated early, the Trust may not receive an amount at least equal to the Purchase Price on the Maturity Date. Consequently, you may not receive the full amount of your Initial Investment if this occurs.

If a counterparty fails to perform under the Portfolio Puts, and there is no reachable collateral, the Trust may lose money. Also, **, gain may not be realized.

• Risk of Loss of Index Return

The ** is intended to enable the Trust to provide the Index Return. The ability of the Trust to pay the amount due under the ** may be affected by **. **, the Trust may not receive ** on the Maturity Date.

If **, the Trust may not provide an Index Return.

• Potential for Less Opportunity for Capital Appreciation - Under certain market conditions, the Trust can offer a Shareholder less opportunity for appreciation than an investment by the Shareholder directly in the securities comprising the Index.

• Shareholders pay, indirectly, a portion of the expenses of the QQQs.

• Illiquidity of Portfolio Puts **. The Portfolio Puts ** in which the Trust invests are customized and, accordingly, may be deemed illiquid.

• Shares may be difficult to resell. The secondary market may not provide significant liquidity, and any secondary market may not continue for the life of the Trust.

• Shares may trade at a discount to net asset value.

Fees

[At approximately the time of original issuance of the Shares, SG Cowen will make a one-time payment to the Trustee in the amount of $__ in respect of the Trustee's fees over the term of the Trust as well as the Trustee's anticipated expenses over the term of the Trust.]

Shareholder transaction expenses : [Sales charge to be determined.] Reductions in the sales charge are available for large purchases and in certain other circumstances.

The Trust charges Shareholders an annual fee equal to $_____/% of average annual assets. This will be paid to SG Cowen to reimburse SG Cowen for its payments of these expenses. SG Cowen will pay all expenses incidental to the day-to-day operations of the Trust, including __. ]

Conflicts of Interest

The Trust may hold Portfolio Puts ** sold by Société Générale. Société Générale is a French limited liability company (Société Anonyme), registered in France and having the status of a bank ("SG Paris"). **. However, SG Cowen has engaged an Independent Agent to solicit competitive bids from SG Paris and at least two unaffiliated third party derivatives dealers to sell the Portfolio Puts **, and to **. SG Cowen will purchase Portfolio Puts ** from the derivatives dealer offering the best value on the Portfolio Puts ** as determined by the Independent Agent. ** Consequently, any conflict of interest should be alleviated. See "Risks."

Reports to Shareholders	The Trust provides all Shareholders with semi-annual unaudited results and annual audited financial statements.
Fiscal Year End	[October 31, 2002]
Term of Trust/ Acceleration/ Liquidation/Dissolution Events	The term of the Trust is approximately 5 years. Shareholders may vote to liquidate the Trust prior to the Maturity Date upon an Event of Default or the dissolution of the Nasdaq Trust.
Auditors	[Deloitte & Touche LLP]
Legal Counsel	Dechert serves as legal counsel to the Trust.

SUMMARY OF TRUST EXPENSES

SHAREHOLDER TRANSACTION EXPENSES

Sales Load (as a percentage of offering price) ___% (a)

ANNUAL EXPENSES (AS A PERCENTAGE OF NET ASSETS)
Management Fees (b)	_____%
Other Expenses (c)	_____%
Total Annual Expenses (c)	_____%

(a) See the cover page of this prospectus and "Underwriting."

(b) See "Management Arrangements." The Trust will be internally managed; consequently, there will be no separate investment advisory fee paid by the Trust. The Bank of New York will act as the administrator of the Trust.

(c) "Other Expenses" and "Total Annual Expenses", as shown above, include professional fees and other expenses that the Series will bear directly, including custody fees and expenses, but do not include organizational and offering expenses.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a Shareholder, would bear directly or indirectly. The expenses shown in the table under "Other Expenses" and "Total Annual Expenses" are based on estimated amounts for the Trust's first full year of operations and assume that the Trust issues _______ Shares. If the Trust issues fewer Shares, all other things being equal, these expenses would increase. See "Management of the Trust".

EXAMPLE	1 year	3 years
An investor would pay the following expenses on a $1,000 investment, including the maximum sales load of ___% and assuming (1) annual expenses of ___% and (2) a 5% annual return throughout the periods	$________	$________

The example should not be considered a representation of future expenses. The example assumes that the estimated "Other Expenses" set forth in the Annual Expenses table are accurate. Actual expenses may be greater or less than those assumed. Moreover, the Trust's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The Trust

The Trust is a newly created Delaware business trust and is registered as a non-diversified closed-end management investment company under the Investment Company Act. The Trust was created on __, 2002, pursuant to a Certificate of Trust dated as of __, 2002, as filed with the Office of the Secretary of State of the State of Delaware on __, 2002, and a Declaration of Trust dated as of ________, 2002. The term of the Trust will expire on or shortly after __, 20__, except that the Trust may be dissolved prior to such date under certain limited circumstances. See "[Term of the Trust]." It is intended that the Trust will be treated as a grantor trust for U.S. federal income tax purposes. See "Tax Matters." The Trust's principal office is located at __, and its telephone number is __.

Use of Proceeds

The net proceeds of the offering will be approximately $__________ (100% of the proceeds) [($_________ if the Underwriters exercise the over-allotment option in full)] after payment of the estimated organization and offering costs. The Trust will invest the net proceeds of the offering to purchase the Portfolio.

The Trust's Investments

Portfolio Composition

The Trust's portfolio will consist of the following four components: (i) QQQs; (ii) **; (iii) Portfolio Puts; and (iv) ** (together, the "Portfolio"). The **, Portfolio Puts, and ** are European-style options (that is, they are exercisable only on their expiration date), all of which expire on the same day.

Investment Process

QQQs

Before the Trust begins operations, SG Cowen intends to purchase QQQs on the open market at their Purchase Price. QQQs are shares issued by the Nasdaq Trust, a pooled investment designed to provide investment results that generally correspond to the price and yield performance of the Nasdaq-100. Shareholders pay, indirectly, a portion of the expenses of the QQQs.

Portfolio Puts

The Independent Agent will solicit competitive bids to purchase Portfolio Puts from SG Paris and at least two other derivatives dealers who are not affiliated with SG Cowen or SG Paris. SG Cowen will purchase the Portfolio Put from the derivatives dealer offering the best value on the Portfolio Put. The exercise price of each Portfolio Put will equal the Purchase Price. The Portfolio Puts are intended to provide principal protection.

The Portfolio Puts are intended to provide principal protection. However, if the seller of the Portfolio Put becomes insolvent or defaults, then you may not receive your principal on the Maturity Date. SG Cowen intends to minimize the possibility of default by purchasing Portfolio Puts only from counterparties with a credit rating of AA- or better from Standard and Poor's, a division of the McGraw-Hill Companies ("S&P") or Aa- or better from Moody's Investor Services ("Moody's").

**

**.

**

**

The Index

All disclosures contained in this Prospectus regarding the Index, including its make-up, method of calculation and changes in its components (as well as comparisons of the volatility of the Index to that of other securities indices), are derived from publicly available information prepared by S&P. Neither the Trust, SG Paris, SG Cowen or any other party takes any responsibility for the accuracy or completeness of such information.

S&P publishes the Index. The Index is a capitalization-weighted index and is intended to provide an indication of the pattern of common stock price movements in the United States.

The Shares are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the holders of the Shares or any member of the public regarding the advisability of investing in securities generally or in the Shares particularly or the ability of the Index to track general stock market performance. S&P's only relationship to SG Paris or the Issuer (other than transactions entered into in the ordinary course of business) is the licensing of certain service marks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to SG Paris, the Issuer or the Shares. S&P has no obligation to take the needs of SG Paris, the Issuer or the holders of the Shares into consideration in determining, composing or calculating the Index. S&P is not responsible for and has not participated in the determination of the timing of the sale of the Shares, prices at which the Shares are to initially be sold, or quantities of the Shares to be issued or in the determination or calculation of the equation by which the Shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500®, OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY SG PARIS, OWNERS OF THE SHARES OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. The foregoing marks have been licensed for use by SG Paris. The Shares are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation, warranty, or condition regarding the advisability of investing in the Shares.

Computation of the Index Return
    Index Return

To compute the Index Return, we compute the performance of the Index over each semi-annual period during the life of the Trust. We refer to the performance of the Index during each such semi-annual period as the Semi-Annual Performance. The Semi-Annual Performance represents the ratio, expressed as a percentage, between the closing value of the Index on [September 30th] and [March 31st]of each year from 2003 through 2007 ("Semi-Annual Closing Market Value"), and the closing value of the Index for the corresponding period on [September 30th] and [March 31st] of each year from 2002 through 2007 ("Semi-Annual Starting Market Value").

If the Semi-Annual Closing Market Value and the Semi-Annual Starting Market Value for a semi-annual period are the same, then the Semi-Annual Performance for that period would be 100%. If the Semi-Annual Closing Market Value is greater than the Semi-Annual Starting Market Value, then the Semi-Annual Performance for that period would be greater than 100%. If the Semi-Annual Closing Market Value is less than the Semi-Annual Starting Market Value, then the Semi-Annual Performance for that period would be less than 100%.

The maximum Semi-Annual Performance is capped at [____.__%] for each semi-annual period. Therefore, even if the ratio of the Semi-Annual Closing Market Value to the Semi-Annual Starting Market Value exceeds [____.__%], the Semi-Annual Performance for that period will equal [____.__%].

On the Maturity Date, we then multiply each of the Semi-Annual Performances to compute a percentage that we refer to as the "Total Performance." If the Total Performance exceeds 100%, the Index Return will represent the Total Performance multiplied by the Initial Investment. If the Total Performance is 100% or less, then there will be no Index Return and you will receive your Initial Investment. See "The Trust's Investments".

The Index Return will not include dividends paid on the common stocks included in the Index.

Semi-Annual Performance Cap

The Semi-Annual Performance of the Index for any Semi-Annual Period is subject to a Semi-Annual Performance Cap of [____.__%], which, if achieved, would correspond to an increase of [____.__%]in the value of the Index over that of the prior Semi-Annual Period. Because of the Semi-Annual Performance Cap, even if the value of the Index has increased in any Semi-Annual Period by substantially more than [____.__%] over the value of the Index for the prior Semi-Annual Period, for purposes of calculating the Index Return, the Administrator will treat the Index as having increased by only [____.__%] for that Semi-Annual Period. In the case of a Semi-Annual Period in which the value of the Index has declined from that of the prior Semi-Annual Period, the Semi-Annual Performance would be less than 100%, and there is no floor or lower limit for the Semi-Annual Performance for any Semi-Annual Period.

Because of the Semi-Annual Performance Cap, together with the Semi-Annual Performance compounding feature, holders could receive a percentage return on their Shares that is substantially lower than the full performance of the Index over the term of the Trust or possibly an Index Return of zero (i.e., just a return of principal) even if there is a substantial increase in the value of the Index over the life of the Trust. For example, a Semi-Annual Performance of less than 100% in any Semi-Annual Period but the final Semi-Annual Period would make for a lower Semi-Annual Starting Market Value for the next Semi-Annual Period; in conjunction with the Semi-Annual Performance compounding feature, the Semi-Annual Performance Cap could then limit the extent to which that decrease in the value of the Index could be offset by possible future increases in the Index's value.

Calculation Examples for Maturity Redemption Amount and Index Return

The following examples and charts are provided for illustration purposes only and are hypothetical; they also do not purport to be representative of every possible scenario concerning annual increases or decreases in the value of the Index. Investors should not take these examples or the data included in the charts contained in "-Historical Data on the Standard & Poor's 500® Composite Stock Price Index" in the Trust's Statement of Additional Information ("SAI") as an indication or assurance of the expected performance of the Shares or the Index. All examples assume that the Shares remain outstanding until the Maturity Date and assume that the Semi-Annual Performance Cap is equal to 110%.

Example 1: Increases in Index Value in Each Semi-Annual Period
Semi-Annual Period	Semi-Annual Starting Market Value (SASMV)	Semi-Annual Closing Market Value (SACMV)	Semi-Annual Performance (SACMV/SASMV)	Recorded Semi-Annual Performance (110% Cap)

Mar 02-Sept 02	800.00	1000.00	125.00%	110.00%
Sept 02-Mar 03	1000.00	1200.00	120.00%	110.00%
Mar 03-Sept 03	1200.00	1248.00	104.00%	104.00%
Sept 03-Mar 04	1248.00	1297.92	104.00%	104.00%
Mar 04-Sept 04	1297.92	1349.84	104.00%	104.00%
Sept 04-Mar 05	1349.84	1417.33	105.00%	105.00%
Mar 05-Sept 05	1417.33	1488.20	105.00%	105.00%
Sept 05-Mar 06	1488.20	1577.49	106.00%	106.00%
Mar 06-Sept 06	1577.49	1640.59	104.00%	104.00%
Sept 06-Mar 07	1640.59	1706.21	104.00%	104.00%

Maturity Redemption Amount (per $100,000 investment):

($100,000 x 110.00%) x 110.00% x 104.00% x 104.00% x 104.00% x 105.00% x 105.00% x 106.00% x 104.00% x 104.00% = $172,042.81 payable at maturity

Index Return = $72,042.81

Example 2: Decreases in Index Value in Each Semi-Annual Period
Semi-Annual Period	Semi-Annual Starting Market Value (SASMV)	Semi-Annual Closing Market Value (SACMV)	Semi-Annual Performance (SACMV/SASMV)	Recorded Semi-Annual Performance (110% Cap)

Mar 02-Sept 02	800.00	744.00	93.00%	93.00%
Sept 02-Mar 03	744.00	691.92	93.00%	93.00%
Mar 03-Sept 03	691.92	636.57	92.00%	92.00%
Sept 03-Mar 04	636.57	592.01	93.00%	93.00%
Mar 04-Sept 04	592.01	538.73	91.00%	91.00%
Sept 04-Mar 05	538.73	484.86	90.00%	90.00%
Mar 05-Sept 05	484.86	431.53	89.00%	89.00%
Sept 05-Mar 06	431.53	384.06	89.00%	89.00%
Mar 06-Sept 06	384.06	334.13	87.00%	87.00%
Sept 06-Mar 07	334.13	287.35	86.00%	86.00%

Maturity Redemption Amount (per $100,000 investment):

($100,000 x 93.00%) x 93.00% x 92.00% x 93.00% x 91.00% x 90.00% x 89.00% x 89.00% x 87.00% x 86.00% = $35,918.51

Amount payable at maturity = $100,000 (return of principal).

Index Return = $0

Example 3: Overall Increase in Index Value, But with Substantial Decreases in Certain Semi-Annual Periods
Semi-Annual Period	Semi-Annual Starting Market Value (SASMV)	Semi-Annual Closing Market Value (SACMV)	Semi-Annual Performance (SACMV/SASMV)	Recorded Semi-Annual Performance (110% Cap)

Mar 02-Sept 02	800.00	600.00	75.00%	75.00%
Sept 02-Mar 03	600.00	396.00	66.00%	66.00%
Mar 03-Sept 03	396.00	297.00	75.00%	75.00%
Sept 03-Mar 04	297.00	201.96	68.00%	68.00%
Mar 04-Sept 04	201.96	403.92	200.00%	110.00%
Sept 04-Mar 05	403.92	605.88	150.00%	110.00%
Mar 05-Sept 05	605.88	805.82	133.00%	110.00%
Sept 05-Mar 06	805.82	1007.28	125.00%	110.00%
Mar 06-Sept 06	1007.28	1259.10	125.00%	110.00%
Sept 06-Mar 07	1259.10	1510.92	120.00%	110.00%

Maturity Redemption Amount (per $100,000 investment):

($100,000 x 75.00%) x 66.00% x 75.00% x 68.00% x 110.00% x 110.00% x 110.00% x 110.00% x 110.00% x 110.00% = $44,723.06

Amount payable at maturity = $100,000 (return of principal).

Index Return = $0

Example 4: Maximum Possible Index Return Based Upon Semi-Annual Performance Cap
Semi-Annual Period	Semi-Annual Starting Market Value (SASMV)	Semi-Annual Closing Market Value (SACMV)	Semi-Annual Performance (SACMV/SASMV)	Recorded Semi-Annual Performance (110% Cap)

Mar 02-Sept 02	800.00	1000.00	125.00%	110.00%
Sept 02-Mar 03	1000.00	1250.00	120.00%	110.00%
Mar 03-Sept 03	1250.00	1500.00	120.00%	110.00%
Sept 03-Mar 04	1500.00	1755.00	117.00%	110.00%
Mar 04-Sept 04	1755.00	2123.55	121.00%	110.00%
Sept 04-Mar 05	2123.55	2484.55	117.00%	110.00%
Mar 05-Sept 05	2484.55	2931.77	118.00%	110.00%
Sept 05-Mar 06	2931.77	3488.81	119.00%	110.00%
Mar 06-Sept 06	3488.81	4291.24	123.00%	110.00%
Sept 06-Mar 07	4291.24	4977.84	116.00%	110.00%

Maturity Redemption Amount (per $100,000 investment):

($100,000 x 110.00%) x 110.00% x 110.00% x 110.00% x 110.00% x 110.00% x 110.00% x 110.00% x 110.00% x 110.00% = $259,374.25 payable at maturity

Index Return = $159,374.25

Bankruptcy or Insolvency of Counterparty

If an Event of Default occurs, the obligations of the writer under the Portfolio Put ** will be accelerated and the available proceeds thereof will be distributed to the Shareholders to the extent set forth in the relevant agreement. Shareholders will then vote on whether to liquidate the Trust. If Shareholders vote to liquidate the Trust, then the Administrator will liquidate the Trust's assets, satisfy any liabilities of the Trust, and distribute the remaining proceeds to the Shareholders. You may not obtain the entire amount of your Initial Investment in these circumstances.

Fixed Portfolio

The Trust's Portfolio will be a fixed portfolio that the Trust will hold until the Maturity Date. In this way, the Trust is similar to a unit investment trust.

Risks

The main risks of investing in the Trust are described below. Other risks of investing in the Trust, together with further detail about some of the risks described below, are discussed in the Trust's SAI. Information on how you can obtain a copy of the Trust's SAI is on the back cover of this prospectus.

No Active Portfolio Management

The Trust has a fundamental policy that the Portfolio may not be sold before the Maturity Date unless the Trust dissolves earlier than the Maturity Date or an Event of Default occurs. See "Investment Process - Bankruptcy or Insolvency of Counterparty". As a result, absent dissolution of the Trust, an Event of Default or the dissolution of the Nasdaq Trust, the Trust will continue to hold the Portfolio despite any discount or premium applicable to the Shares on the secondary market, or any increase or decrease in the market price of the Shares. The Trust will not be able to respond to changing market conditions. The Trust will not be managed like a typical closed-end investment company.

Absence of Trading History; Marketability; Possibility of the Shares Trading at a Discount

The Shares may be difficult to sell. The Shares have no trading history and it is not possible to predict how they will trade on the secondary market, or that a secondary market will develop. The trading price of the Shares may vary considerably during the term of the Trust due to, among other things, fluctuations of trading prices or market perceptions of the value of the components of the Portfolio (which may occur because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally) and fluctuations in interest rates and other factors that are difficult to predict accurately and beyond the Trust's control.

The Shares are a new issue of securities and, accordingly, have no established trading market. There can be no assurance that a trading market will develop or, if a secondary market does develop, that it will provide the Shareholders with liquidity or that it will continue for the life of the Trust. The Trust will apply to have the Shares listed on the [________] Stock Exchange. There can be no assurance that the Shares will be approved for listing or that they will not later be delisted or that trading in the Shares on the [________] Stock Exchange will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the Shares on another national securities exchange or for quotation on another trading market. If the Shares are not listed or traded on any securities exchange or trading market, or if trading of the Shares is suspended, pricing information for the Shares may be more difficult to obtain, and the price and liquidity of the Shares may be adversely affected. For example, if the secondary market for the Shares is limited, there may be fewer buyers when an investor decides to sell its Shares prior to maturity, affecting the price such an investor will receive.

In addition, the secondary value of the Shares prior to maturity is expected to depend primarily on market interest rates, market volatility and the Semi-Annual Performances achieved by the Index until that time. The price at which a holder will be able to sell the Shares prior to maturity may be at a discount, which could be substantial, from the net asset value amount thereof, based upon one or more of the factors described below. The factors that will affect the trading value of the Shares interrelate in complex ways, as, for example, one factor may offset an increase in the trading value of the Shares caused by another factor. For example, an increase in U.S. interest rates may offset some or all of any increase in the trading value of the Shares attributable to semi-annual increases in the value of the Index. The following paragraphs describe the expected impact on the secondary market value of the Shares given a change in a specific factor, assuming all other conditions remain constant.

Performance Cap and Performance Compounding Feature. The Performance Cap and the Performance compounding feature are likely to limit the secondary market price at which the Shares will trade in circumstances such as where one or more Semi-Annual Performances achieved through the time in question reflect decreases in the value of the Index of sufficient magnitude to cause the Performance Cap to function as an upper limit on the extent to which any increases in the value of the Index that might be achieved in subsequent semi-annual periods would offset the previous decreases. The Trust believes that in this or other scenarios, if the Shares did not have the Semi-Annual Performance Cap and the Semi-Annual Performance compounding feature, the secondary market price of the Shares could be significantly different from what is likely to be the case given the presence of such terms.

Index Value. The Sponsor believes that the market value of the Shares will likely depend substantially on the Semi-Annual Performances achieved through the time of the secondary market sale (including the partial Semi-Annual Performance for the semi-annual period in which the secondary market sale occurs, calculated on the basis of the performance of the Index during that semi-annual period until the time of the sale). Where the Semi-Annual Performances achieved through the time of the secondary market sale would yield (based upon an application of the methodology for calculating the Maturity Redemption Amount) a positive return on the Shares, an investor selling its Shares under such circumstances may receive an amount that reflects substantially less than the full amount of that positive return because of the expectation that the value of the Index will continue to fluctuate until scheduled maturity. If an investor decides to sell its Shares when the Semi-Annual Performances achieved through the time of the secondary market sale would yield (based upon an application of the methodology for calculating the Maturity Redemption Amount) an amount that is below, equal to or not sufficiently above the Initial Investment. Political, economic and other developments that affect the stocks underlying the Index may also affect the value of the Index and, thus, the value of the Shares.

Interest Rates. Because the investment objective of the Trust is to repay the Initial Investment plus the Index Return (which may be positive or zero) at the Maturity Date, the trading value of the Shares will be affected by changes in interest rates. In general, if U.S. interest rates increase, the trading value of the Shares may be adversely affected, and if U.S. interest rates decrease, the trading value of the Shares may be favorably affected. Interest rates may also affect the U.S. economy and, in turn, the value of the Index, which (for the reasons discussed above) would affect the value of the Shares. Rising interest rates may lower the value of the Index and, thus, the value of the Shares. Falling interest rates may increase the value of the Index and, thus, the value of the Shares.

Volatility of the Index. Volatility is the term used to describe the size and frequency of market fluctuations. If the volatility of the Index increases or decreases, the trading value of the Shares may be adversely affected.

Time Remaining to Maturity. The Shares may trade at a value above that which would be expected based on the level of interest rates and the Index. Any such difference will reflect a "time premium" resulting from expectations concerning the value of the Index during the period prior to the stated Maturity Date of the Shares. As the time remaining to the stated Maturity Date of the Shares decreases, this time premium may decrease, adversely affecting the trading value of the Shares.

Dividend Yields. Changes in dividend yields of the stocks included in the Index are expected to affect the trading value of the Shares. In general, if dividend yields on the stocks included in the Index increase, the Trust expects that the trading value of the Shares will decrease and, conversely, if dividend yields on those stocks decrease, the Issuer expects that the trading value of the Shares will increase.

Newly Organized

The Trust is a newly organized closed-end investment company with no previous operating history.

Market Discount Risk

Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the Shares will trade at, above or below their net asset value. [The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their Shares within a relatively short period of time after completion of the Trust's initial public offering because, for those investors, realization of a gain or loss on their investment in the Shares is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance]. Unlike a mutual fund, Shareholders cannot redeem their Shares.

Investors May Realize No Return on Their Investment or a Return That Does Not Reflect the Full Performance of the Index over the Term of the Investment

Although the Trust is designed to return, at a minimum, each Shareholder's Initial Investment at Termination Date, there can be no assurance that a Shareholder will receive any Index Return. The Index Return is based on changes in the value of the Index, which fluctuates. Changes in the value of the Index cannot be predicted. Although historical data with respect to the Index is available, the historical performance of the Index should not be taken as an indication of future performance.

Risks Relating to the Index

The Index Return with respect to the Shares is subject to the risks of any investment in a broadly-based portfolio of common stocks, including the risk that the general level of stock prices may decline. The following is a list of some of the significant risks associated with the Index:

  The historical performance of the Index does not indicate the future performance of the Index. It is impossible to predict whether the value of the Index will fall or rise in any semi-annual period;

  Trading prices of the stocks underlying the Index will be influenced by political, economic, financial, market and other factors. It is impossible to predict what effect these factors will have on the value of the Index in any semi-annual period;

  The policies of S&P concerning additions, deletions and substitutions of the stocks underlying the Index and the manner in which S&P takes account of certain changes affecting such underlying stocks may affect the value of the Index. The policies of S&P with respect to the calculation of the Index could also affect the value of the Index.

Special Risks of OTC Options

Options contracts on securities or securities indices may be listed and traded on a securities exchange or entered into in private transactions. Privately negotiated securities or financial contracts - such as the Options - that are not traded on an organized exchange are known as an "over-the-counter" or OTC options. OTC options differ from exchange traded financial contracts such as listed options in several respects. Generally, exchange traded options have standardized terms and the performance of the parties' obligations in connection with the options is guaranteed by the securities exchange upon which they are listed or a related clearing agent. However, OTC options such as the Options are transacted directly with financial institutions or other counterparties and not through a clearing corporation and involve a risk of non-performance by such counterparties due to the insolvency of such counterparties or for other reasons.

Counterparty Credit Risk for OTC Options. The Trust proposes to enter into the various Options transactions with counterparties that are rated Aa3 or better by Moody's and AA- or better by S&P as of the date of this prospectus. The Trust's ability to meet its investment objective under certain market conditions will depend significantly on the ability of each of the counterparties to the Options to meet their obligations under the contracts. Moody's indicate that counterparties rated Aa offer excellent financial security but are lower than Aaa counterparties because long-term risks appear somewhat larger. The margin of protection may be as large as with Aaa counterparties or fluctuations of protective elements may be greater. S&P indicates that it assigns a AA rating to obligors that have a very strong capacity to meet their financial commitments, differing from the highest rated obligors only in small degree.

Risk of Loss of Capital Preservation

To provide the Trust with a means to return each Shareholder's Initial Investment on or about Maturity Date, SG Cowen intends to acquire the Portfolio Puts. The Portfolio Puts would entitle the Trust to receive cash proceeds equal to the net proceeds of the offering at the inception. The ability of the Trust to pay the Initial Investment may be affected by the creditworthiness of the counterparty to the Portfolio Put. In the event of early termination of the Portfolio Put, the Trust may not receive an amount at least equal to the Initial Investment of the Shareholders on the Maturity Date.

If a counterparty fails to perform under the Portfolio Puts, and there is no reachable collateral, the Trust will be subject to any losses on the QQQs, and therefore may lose money.

Risk of Loss of Index Return

To provide the Trust with a means to participate in the positive return of the Index Return, if any, on or about Maturity Date, SG Cowen would **, entitling the Trust to receive cash proceeds equal to the Index Return. The ability of the Trust to pay the amount due ** .. If **, the Trust may not provide an Index Return.

Illiquidity of Options

The Options in which the Trust invests are customized and, accordingly, may be deemed illiquid.

Non-Diversified Portfolio

The Trust's assets will consist entirely of the Portfolio and other assets and liabilities, if any. As a result, your investment in the Trust may be subject to greater risk than would be the case for a company with a more diversified portfolio of investments.

Comparison to Other Equity Securities; Relationship to the Index

The terms of the Shares are not similar to those of ordinary equity securities, in that the value of the Shares is not closely linked to the performance of the markets or of the issuer of the securities in which the Trust invests. In addition, the opportunity for equity appreciation provided by an investment in the Shares is less than the opportunity for equity appreciation provided by a direct investment in a security that tracks the QQQs (or the Index). Shareholders pay, indirectly, a portion of the expenses of the QQQs.

No Stockholder Rights

Shareholders will not be entitled to any rights with respect to the QQQs or any issuer represented in the Index (including, without limitation, voting rights).

Tax Matters

Shareholders may experience a taxable event if an Event of Default occurs or the Nasdaq Trust is dissolved, and a portion of the Portfolio is liquidated. Accordingly, prospective investors in the Shares should consult their own tax advisors in this regard. Investors should also consult their own tax advisors concerning the proper treatment of their pro rata share of the Trust's fees and expenses, and the application of U.S. federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the Shares arising under the laws of any other taxing jurisdiction. The tax consequences of investing in the Shares are described in greater detail under "Tax Matters."

Non-diversification Risk

A non-diversified fund may invest more than 5% of its total assets in securities of a single issuer to a greater extent than a diversified fund. When the fund holds a large position in the securities of a single issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than they would for a more diversified fund.

Conflict of Interest

Pursuant to an exemptive order from the Securities and Exchange Commission, the Trust may hold Portfolio Puts ** sold by SG Paris, and ** .. However, SG Cowen has engaged an Independent Agent to solicit competitive bids from SG Paris and at least two unaffiliated third party derivatives dealers to sell the Portfolio Puts **. SG Cowen will purchase Portfolio Puts ** from the derivatives dealer offering the best value on the Portfolio Puts **, as determined by the Independent Agent. SG Cowen will ** .. Consequently, any conflict of interest should be alleviated.

Management of the Trust

Portfolio Management and Administration

The Trust will be internally managed and will not have an investment adviser. The Trust's portfolio will not be actively managed. The Trustee(s) of the Trust will authorize the purchase of the Portfolio as directed by the Trust Agreement. It is a fundamental policy of the Trust that the Portfolio may not be disposed of during the term of the Trust (unless an Event of Default or another event that would trigger the early termination of the Trust occurs) prior to the Maturity Date.

SG Cowen will pay all expenses incurred in the operation of the Trust, including, among other things, accounting services, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the administrator, the custodian and the paying agent, expenses of registering the Shares under Federal and state securities laws, SEC fees, fees and expenses of Trustee(s), accounting costs, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Trust. The Trust, in turn, will pay SG Cowen a fee to compensate it for paying the Trust's operating expenses. See "--Estimated Expenses."

Administrator

The Trust's day-to-day affairs will be managed by The Bank of New York, as Administrator pursuant to an administration agreement. Under the administration agreement, the Trustee(s) have delegated most of their operational duties to the Administrator. The address of the administrator is 101 Barclay Street, New York, New York 10286. A full description of the duties delegated to the Administrator can be found in the SAI.

Custodian

The Trust's assets will be held by The Bank of New York as the Trust's custodian under a custodian agreement. In the event of any termination of the custodian agreement by the Trust or the resignation of the custodian, the Trust must engage a new custodian to carry out the duties of the custodian as set forth in the custodian agreement.

Paying Agent

The paying agent, transfer agent and registrar for the Shares is The Bank of New York pursuant to a paying agent agreement. In the event of any termination of the paying agent agreement by the Trust or the resignation of the paying agent, the Trust will use its best efforts to engage a new paying agent to carry out the duties of the paying agent. Except for its roles as Administrator, custodian and paying agent of the Trust, and except for its role as collateral agent under any collateral agreement with a counterparty to an ** Portfolio Put, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust.

Estimated Expenses

At the closing of the offering, the Trust will pay to the Bank of New York a one-time, up-front fee of $_______. The anticipated Trust expenses to be paid by SG Cowen include, among other things: o expenses for legal and independent accountants' services; costs of printing proxies (if any), Shares certificates and holder reports; and stock exchange fees. Organization costs of the Trust of $_______ and approximately $_______ in respect of costs associated with the initial registration and public offering of the Shares will be paid by SG Cowen from a portion of the assets of the Trust. The amount payable to the Trust to SG Cowen to cover the Trust's anticipated ongoing expenses was determined based on expense estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. It is possible, however, that the actual operating expenses of the Trust will be substantially more than this amount. SG Cowen will pay any unanticipated operating expenses of the Trust.

Net Asset Value

The net asset value of the Shares will be computed based upon the value of the Portfolio and other assets, if any. Net asset value per Share will be determined as of the close of the regular trading session on the New York Stock Exchange no less frequently than [on the last business day of each month]. The Trust calculates net asset value per Share by subtracting the Trust's liabilities (including accrued expenses and **) from the QQQs, the Portfolio Puts, ** and the Trust's other assets, if any, and dividing the result by the total number of Shares.

The Trust values the QQQs based upon their closing price on their principal trading market. The Options by obtaining quotations from two derivatives dealers in accordance with procedures established by the Trustee(s). Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustee(s).

Description of the Shares

The Shares

The Trust is an unincorporated business trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of _____ __, 2002. The Trust is authorized to issue an unlimited number of Shares, par value $.001 per share. Each Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.

A total of __ Shares will be issued in the offering. Each Share represents a proportionate share of beneficial interest in the assets of the Trust. Upon liquidation of the Trust, Shareholders are entitled to share pro rata in the net assets of the Trust available for distribution. The Shares have no preemptive, redemption or conversion rights. The Shares, when issued and outstanding, will be fully paid and nonassessable.

Unlike open-end funds, closed-end funds like the Trust do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Shares or sell shares already held, the shareholder may do so by trading through a broker on the [____________] Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Trust, the Trust cannot assure you that Shares will trade at a price equal to or higher than net asset value in the future. The Shares are designed primarily for long-term investors and you should not purchase the Shares if you intend to sell them soon after purchase.

Voting

Shareholders are entitled to one vote for each Share held on all matters to be voted on by Shareholders. The Trustee(s) will call a special meeting of the Shareholders for any action by Shareholder vote as may be required by the 1940 Act, the Declaration of Trust, or the rules of any applicable self-regulatory organization governing trading of the Shares. The Bank of New York will serve as Trustee. Shareholders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Shares, to remove the Trustee(s). A meeting of Shareholders will be called to vote on the removal of the Trustee upon the written request of ten percent of the Shares, or to vote upon other matters upon the written request of more than 50% of the outstanding Shares (unless substantially the same matter was voted upon during the preceding 12 months).

Unless Shareholders so request and except as may be required by the charter documents of the Trust or the rules of any self-regulatory organization governing the trading of the Shares, it is not expected that the Trust will hold any meetings of Shareholders, or that Shareholders will ever vote.

Book-Entry System

Upon issuance, the Shares will be represented by one or more global securities in definitive, fully-registered book-entry form (the "Global Securities") which will be registered in the name of a nominee of DTC and deposited on behalf of the purchaser (or such other accounts as they may direct at DTC). Unless and until each Global Security is exchanged in whole or in part for Shares in definitive form, no Global Security may be transferred except as a whole by a nominee of DTC to DTC or another nominee of DTC or by any such nominee to a successor of DTC or a nominee of such successor.

DTC has advised the Issuer as follows: DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934 (the "Exchange Act"). DTC holds securities that its participants ("Direct Participants") deposit with DTC. DTC also facilitates the settlement among Direct Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Direct Participants' accounts, thereby eliminating the need for physical movement of securities. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, the American Stock Exchange and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others, such as securities brokers and dealers, banks and trust companies that clear transactions through, or maintain a custodial relationship with, a Direct Participant, either directly or indirectly ("Indirect Participants"). The rules applicable to DTC and its Direct and Indirect Participants are on file with the Securities and Exchange Commission.

Purchases of the Shares under the DTC system must be made by or through Direct Participants, which will receive a credit for the Shares on DTC's records. The ownership interest of each actual purchaser of a Shares (a "Beneficial Owner") is in turn to be recorded on the Direct Participants' and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Shares are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive physical certificates representing their ownership interests in the Shares, except in the event that use of the book-entry system for the Shares is discontinued.

Dividends and Distributions

It is not currently expected that any dividends or distributions will be paid. Dividends or distributions, if any, will not be reinvested by the Trust. The Trustee will cause payment to Shareholders of dividends or distributions, if any, on an annual basis. Dividends or distributions, if any, are expected to be minimal, but may arise out of the Trust's investment in QQQs upon a change of the composition of the Nasdaq-100. See "Description of Shares" and "Tax Matters" in the SAI for further information about events that may cause distributions to be paid.

Tax Matters

The following is a summary of certain U.S. federal income tax consequences of investing in the Trust. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations issued thereunder, and judicial and administrative authorities now in effect, all of which are subject to change. Any such changes may be applied retroactively in a manner that could adversely affect an investor.

The discussion below is general and does not address tax consequences that may be relevant to certain types of investors, including non-U.S. investors, dealers in securities, banks, insurance companies, and tax-exempt entities. In addition, this summary generally is limited to investors who will hold the Shares as "capital assets" (generally, property held for investment) within the meaning of Code section 1221.

Prospective investors are urged to consult, and must depend upon, their own tax advisors with specific reference to their own tax situations and potential changes in applicable law, including the application of state and local, foreign and other tax considerations.

The Trust will be treated as a fixed investment trust under the Code and not as an association taxable as a corporation. The Trust will also be classified as a grantor trust under the Code. As a result, the Trust itself will not be subject to federal income taxes, and tax consequences resulting from the Trust's operations will flow-through to the investors. Thus, each investor will be treated for federal income tax purposes as though it owned directly its pro rata share (i.e., the ratio of the number of Shares owned by the investor to the total number of Shares outstanding) of the assets held by the Trust.

It is not presently anticipated that the Trust will receive any dividends or distributions. If, however, the Trust does receive dividends or other distributions, each investor will be required to include in gross income its pro rata share of such dividends and distributions when they are received by the Trust regardless of when the dividends or distributions are actually distributed to the investor. Corporate investors will generally be entitled to the 70% dividends-received deduction with respect to the dividends so included in its gross income, subject to various limitations and restrictions imposed by the Code.

A corporate investor will also be entitled to a deduction for its pro rata share of fees and expenses paid by the Trust. An individual investor who itemizes deductions will be entitled to a deduction for his or her pro rata share of fees and expenses paid by the Trust only to the extent that such amount, together with the investor's other miscellaneous itemized deductions, exceeds 2% of the investor's adjusted gross income. Furthermore, individual investors whose adjusted gross income exceeds a certain inflation-adjusted threshold amount must reduce their itemized deductions (subject to certain specific exceptions) by 3% of this excess. This reduction, however, is limited to no more than 80% of the applicable itemized deductions. In 2002, the threshold amount is $137,300 ($68,650 for married filing separately).

Under the back-up withholding rules of the Code, certain investors may be subject to 30% withholding of federal income tax on distributions and redemption payments made by the Trust. In order to avoid this back-up withholding, an investor must provide the Trust with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding.

Prospective investors are urged to consult their own tax advisers as to the tax consequences of an investment in the Trust.

Term of the Trust

The term of the Trust will expire on or shortly after __, 20__, except that the Trust shall solicit Shareholder approval to dissolve the Trust prior to such date if an Event of Default occurs with respect to an Option or if the Nasdaq Trust is dissolved. In the event that the Shareholders approve the dissolution of the Trust, the net assets of the Trust would be distributed pro rata to the Shareholders and the term of the Trust would expire.

Written notice of the dissolution shall be sent to Shareholders specifying the record date for the distribution to Shareholders, the amount to be distributed with respect to each Share, and the time of dissolution as determined by the Trustee(s). [Any such notice will be provided by mail, sent to each Shareholder at such Shareholder's address as it appears on the register for the Shares, first class, postage prepaid not less than [nine] days prior to the date on which such distribution is to be made. At or prior to the mailing of such notice, the Administrator shall publish a public announcement in [The Wall Street Journal] or another daily newspaper of national circulation.]

[Provide additional details about distribution.]

UNDERWRITING

[Provide additional details about underwriting.]

EXPERTS

Accountants

The Trustee has selected Deloitte & Touche LLP as the independent public accountants of the Trust. Deloitte & Touche's principal business address is located at Two World Financial Center, New York, New York.

Legal Matters

Certain legal matters will be passed upon for the Trust and SG Cowen by their counsel, Dechert, 1775 Eye Street, NW, Washington, DC.

TABLE OF CONTENTS OF SAI

USE OF PROCEEDS

INVESTMENT OBJECTIVE AND POLICIES

MANAGEMENT AND ADMINISTRATION OF THE TRUST

CODES OF ETHICS

PORTFOLIO TRANSACTIONS AND BROKERAGE

DESCRIPTION OF SHARES

TAX MATTERS

EXPERTS

ADDITIONAL INFORMATION

INDEPENDENT AUDITORS' REPORT

[back cover of prospectus]

SG Cowen Principal Protection Trust I
[address]

A Management Type,
Non-Diversified, Closed-End
Investment Company

-----------------------------

______ SHARES OF BENEFICIAL INTEREST

-----------------------------

PROSPECTUS

____________________

[Until _____, 2002 (90 calendar days after the commencement of the offering), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a Prospectus. This delivery requirement is in addition to the obligation of the selected broker-dealers to deliver a Prospectus in connection with each sale made pursuant to this offering.]
SPONSOR AND DISTRIBUTOR SG Cowen Securities Corporation	INDEPENDENT AUDITORS Deloitte & Touche LLP
CUSTODIAN, ADMINISTRATOR AND PAYING AGENT Bank of New York	LEGAL COUNSEL Dechert

The information in this statement of additional information, AS WELL AS IN THE PROSPECTUS TO WHICH IT RELATES, is not complete and may be changed. No person may sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. NEITHER This STATEMENT OF ADDITIONAL INFORMATION, NOR THE PROSPECTUS TO WHICH IT RELATES, is an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

_________________________

**  These portions of the prospectus were omitted and filed separately with the SEC pursuant to a request for confidential treatment.

SG COWEN PRINCIPAL TRUST I

STATEMENT OF ADDITIONAL INFORMATION

_________________________

**  These portions of the prospectus were omitted and filed separately with the SEC pursuant to a request for confidential treatment.

SG Cowen Principal Protection Trust I (the "Trust") is a newly organized, non-diversified, closed-end management investment company. This Statement of Additional Information relating to common shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated __________ __, 2002. This Statement of Additional Information, which is not a prospectus, does not include all information that a prospective investor should consider before purchasing common shares, and investors should obtain and read the prospectus prior to purchasing such shares. A copy of the prospectus may be obtained without charge by calling [insert toll free number]. You may also obtain a copy of the prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

TABLE OF CONTENTS

USE OF PROCEEDS

INVESTMENT OBJECTIVE AND POLICIES

MANAGEMENT AND ADMINISTRATION OF THE TRUST

CODES OF ETHICS

PORTFOLIO TRANSACTIONS AND BROKERAGE

DESCRIPTION OF SHARES

TAX MATTERS

EXPERTS

ADDITIONAL INFORMATION

INDEPENDENT AUDITORS' REPORT

This Statement of Additional Information is dated __________ __, 2002.

USE OF PROCEEDS

The proceeds received from this offering will be invested in a fixed portfolio that the Trust will hold until the end of the term of the Trust (also sometimes referred to herein as "maturity"), which is currently expected to be ________ __, 2007. The Trust's portfolio will consist of the following four components, each of which are described in the prospectus under the caption "Investment Objective and Strategies": (i) QQQs; (ii) ** ; (iii) Portfolio Puts; and (iv) ** (together, the "Portfolio").

______________________

**  These portions of the SAI were omitted and filed separately with the SEC pursuant to a request for confidential treatment.

INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to preserve the initial capital of investors ("Initial Investment") at maturity, while also having the opportunity to participate in a possible increase in the value in a securities market index during the term of the investment. Before the Trust begins operations, SG Cowen Securities Corporation, the Trust's sponsor ("SG Cowen" or "Sponsor") will purchase QQQs on the open market at their market price at the time of purchase ("Purchase Price"). The Sponsor will employ an unaffiliated agent ("Independent Agent") to solicit competitive bids from: (i) at least two third party derivatives dealers, none of which is an affiliated person of the Sponsor; and (ii) Société Générale, a French limited liability company (Société Anonyme), registered in France and having the status of a bank ("SG Paris") to: (i) sell Portfolio Puts to the Sponsor; and (ii) purchase ** from the Sponsor. The Sponsor is an indirect wholly-owned subsidiary of SG Paris. The strike price of each Portfolio Put ** will equal the Purchase Price.

The Independent Agent will also solicit competitive bids from SG Paris and at least two unaffiliated third party derivatives dealers to sell ** to the Sponsor. The Portfolio Puts, the ** and the ** would be European-style options (exercisable only on the expiration date), all of which would expire on the same day.

The Sponsor would then deposit the Portfolio with the Trustee. The proceeds of the offering will be used to pay for the Portfolio.

INVESTMENT RESTRICTIONS

Except as described below, the Trust, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Shares:

  purchase or hold any securities or instruments except for the Portfolio, cash or other property delivered pursuant to the terms of the Portfolio Puts or the **;

  dispose of the QQQs, Portfolio Puts ** prior to the expiration date of the Portfolio Puts **, provided, however, that the Trustee may dispose of the Portfolio Puts or the ** if an Event of Default occurs;

  issue any securities, instruments or any other class of interest in the Trust except for the Shares **, or to issue any Shares other than the Shares sold to the Sponsor and the Shares to be sold pursuant to the Distribution Agreement;

  make short sales or purchases on margin;

  write put or call options ** ;

  borrow money;

  underwrite securities, except to the extent that the Trust may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended ("1933 Act") in connection with the purchase and sale of the Portfolio in the ordinary course of pursuing its investment objective, policies and program;

  purchase or sell real estate, real estate mortgage loans, commodities or commodities contracts (but this shall not prevent the Trust from investing in QQQs, even if, for example, securities underlying the Nasdaq-100 are securities of companies engaged in the real estate business);

  make loans;

  purchase shares of an investment company ("acquired company") if, as a result, the Trust, together with its affiliated persons, would control the acquired company, within the meaning set forth in the Investment Company Act of 1940, as amended ("1940 Act");

  invest in any company for the purpose of exercising control or management;

  purchase any securities of any investment company if that investment company has acquired securities of any other investment company in excess of the limits contained in Section 12(d)(1)(A) of the 1940 Act; or

  take any action, or direct or permit the Administrator, the Paying Agent or the Custodian to take any action, that would vary the investment of the Share holders within the meaning of Treasury Regulation Section 301.7701-4(c), or otherwise take any action or direct or permit any action to be taken that would or could cause the Trust not to be a "grantor trust" owned solely by the present and future Share holders under the Internal Revenue Code of 1986, as amended ("Code").

A "majority of the outstanding Shares" means: (i) 67% of the Shares represented at a meeting at which more than 50% of the Shares are represented; or (ii) more than 50% of the outstanding Shares, whichever is less.

INVESTMENT POLICIES, TECHNIQUES AND RISKS

The following information supplements the discussion of the Trust's investment objective, policies, techniques and risks that are described in the prospectus.

QQQs

QQQs are units of beneficial interest in the Nasdaq-100 Trust, Series 1 ("Nasdaq 100 Trust") representing proportionate undivided interests in the securities held by the Nasdaq 100 Trust (the "Securities"), which consist of substantially all of the securities, in substantially the same weighting, as the component securities of the Nasdaq-100 Index in the form of a security that closely tracks the Index and that may be traded as a share of common stock. The investment objective of the Nasdaq 100 Trust is to provide investment results that generally correspond to the price and yield performance of the component securities of the Nasdaq-100 Index (the component securities of the Nasdaq-100 Index are sometimes referred to herein as "Index Securities"). There can be no assurance that this investment objective will be met fully. For example, it may not be possible for the Nasdaq 100 Trust to replicate and maintain exactly the composition of the Index Securities. It is also possible that, from time to time, the Nasdaq 100 Trust will be unable to purchase all of the Index Securities. In certain circumstances, the Trust may also be required to make distributions in excess of the yield performance of the Index Securities. The value of the Securities and, consequently, the value of the QQQs, are subject to changes in the value of common stocks generally and to other factors. Further, the payment, if any, of dividends (net of Nasdaq 100 Trust fees and expenses) and the maintenance of capital are subject to a number of conditions, including the financial condition of the issuers of the Securities.

The sponsor of the Nasdaq 100 Trust does not maintain a secondary market in QQQs. QQQs are listed for trading on the American Stock Exchange ("Amex"). Trading in QQQs on the Amex may be halted due to market conditions or, in light of Amex rules and procedures, for reasons that, in the view of the Amex, make trading in QQQs inadvisable. In addition, trading in QQQs on the Amex is subject to trading halts caused by extraordinary market volatility pursuant to Amex "circuit breaker" rules that require trading in securities on the Amex to be halted for a specified time period based on a specified market decline. There can be no assurance that the requirements of the Amex necessary to maintain the listing of QQQs will continue to be met or will remain unchanged. The Nasdaq 100 Trust will be terminated in the event QQQs are delisted from the Amex and are not subsequently relisted on a national securities exchange or a quotation medium operated by a national securities association. Further, the Nasdaq 100 Trust may be terminated, among other reasons, in the event that the net asset value of the Trust falls below a specified level.

QQQs are further subject to the risk that extraordinary events may cause any of the parties providing services to the Nasdaq 100 Trust to be closed or otherwise unable to perform such party's obligations as set forth herein and in the agreements between and among such parties. If any such entity fails or is otherwise unable to perform adequately its duties, a successor entity may be named or appointed to assume all duties and obligations of its predecessor. If, however, no suitable successor is available or willing to undertake all such duties and obligations, the Nasdaq 100 Trust will then be terminated and the Securities will be delivered to holders of QQQs on a pro rata basis. If the Nasdaq-100 Trust is terminated for any reason, then the Trustee will liquidate the Securities distributed to the Trust and distribute to Share holders on a pro rata basis the proceeds of such liquidation.

The Trust is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market (together with its affiliates, "Nasdaq"). Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Trust or the QQQs. Nasdaq makes no representation or warranty, express or implied, to the owners of shares of the Trust or any member of the public regarding the advisability of investing in securities generally or in the Trust particularly or the ability of the Nasdaq-100 to track general stock market performance. Nasdaq has no obligation to take the needs of the Trust or of Share holders into consideration in determining, composing or calculating the Nasdaq-100. Nasdaq is not responsible for and has not participated in the determination of the Trust's net asset value or the number of Shares to be issued. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Trust.

PORTFOLIO PUTS **

The Options entered into with various counterparties (each, a "Counterparty") in connection with the issuance of the Shares will be documented under (i) an International Swaps and Derivatives Association, Inc. ("ISDA") Master Agreement (Multicurrency-Cross Border) (including Schedule thereto) ("Master Agreement") and the ISDA Credit Support Annex thereto ("CSA") and (ii) a letter agreement confirming the terms and conditions of the various Options (the "Confirmation"). The Confirmations will provide that the various Options will be exercised, if at all, at [ ] pm (local time in New York) on the Maturity Date.

Defaults

The occurrence at any time with respect to the various Options of any of the following events constitutes an Event of Default under the Master Agreement:

          Failure to Pay or Deliver. Failure to make, when due, any payment under the Master Agreement or delivery under the Master Agreement required to be made by it if such failure is not remedied on or before the third Local Business Day (as defined in the Master Agreement) after notice of such failure is given;

          Breach of Agreement. Failure to comply with or perform any agreement or obligation (other than as specified in the Master Agreement or to give notice of a Termination Event or any agreement or obligation as specified in the Master Agreement) to be complied with or performed by it in accordance with the Master Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given;

          Credit Support Default.

            failure to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with the provisions of an ISDA Credit Support Annex forming part of the Master Agreement (the "Credit Support Document") if such failure is continuing after any applicable grace period has elapsed;

            the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of the Master Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of the Counterparty under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            the Counterparty disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

          Misrepresentation. A representation (with certain limited exceptions) made or repeated or deemed to have been made or repeated in the Master Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect;

          Default under Specified Transaction. The Counterparty (1) defaults under any derivatives transaction defined as a "Specified Transaction" in the Schedule to the Master Agreement and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

          Cross Default. The occurrence or existence of (1) a default, event of default or other similar condition or event (however described) in respect of the Counterparty under one or more agreements or instruments relating to any of its indebtedness defined as "Specified Indebtedness" in the Schedule to the Master Agreement in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule to the Master Agreement) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by the Counterparty in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

          Bankruptcy. The Counterparty:

            is dissolved (other than pursuant to a consolidation, amalgamation or merger);

            is subject to certain events of bankruptcy or insolvency;

            has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger);

            seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets;

            has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter;

            causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (5) (inclusive); or

            takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

          Merger Without Assumption. The Counterparty consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer:

            the resulting, surviving or transferee entity fails to assume all the obligations of such party under the Master Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to the Master Agreement; or

            the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under the Master Agreement.

Credit Support

The Trust and the various Counterparties to the Portfolio Puts and ** agree that in the event that the unsecured and unsubordinated long-term debt obligations of the counterparties are rated at or below [BBB+ ] by Standard & Poors Rating Services or Baa+ by Moody's Investor Services, such Counterparty shall provide credit support to the Trust with respect to the Counterparty's obligations under the relevant Option consisting of U.S. dollars, U.S. government debt or government debt issued by any government of one or the member countries of the Organization for Economic Cooperation and Development ("OECD") with a total value (as determined on a weekly basis in a manner and upon terms to be agreed upon by the parties) equal to the amount (if any) (the "Exposure") by which **, and in the case of the Put Option the Strike Price is less than the Reference Price (as such terms are defined in the Confirmation), provided that no additional credit shall be delivered in any week unless the amount of such additional credit support that would otherwise be deliverable exceeds $250,000.

The Collateral Agent will promptly pay over to the relevant seller any dividends, interest, principal or other payments received by the Collateral Agent in respect of any credit support, including any substitute credit support, unless the seller is in default of its obligations under the Master Agreement or its CSA, or unless the payment of such amount to the seller would cause the seller's collateral to become insufficient under its CSA.

The occurrence of a Event of Default under any Master Agreement or its CSA, or the bankruptcy or insolvency of a seller, will cause an automatic acceleration of such seller's obligations under the Portfolio Puts or the **, as relevant. Upon acceleration of any seller's Portfolio Puts or **, as relevant, the Collateral Agent will to the extent permitted by law liquidate the Counterparty's credit support (if any) and distribute to the Trust for distribution to Share holders on a pro rata basis the proceeds of such liquidation. If the Counterparty were to be subject to a Federal bankruptcy or other insolvency proceeding, the ability of the Trust to liquidate the credit support could be delayed or impaired because of certain provisions of the bankruptcy and insolvency laws. If, upon acceleration of any Counterparty's Portfolio Puts or **, as relevant, the Counterparty has not pledged any credit support with the Collateral Agent, then the Trustee will to the extent permitted by law liquidate the Portfolio Puts or the **, as relevant, and distribute to the Trust for distribution to Share holders on a pro rata basis the proceeds of such liquidation.

Discontinuance or Modification of the Index; Alteration of Method of Calculation

If S&P discontinues publication of the Index and S&P or another entity publishes a successor or substitute index that the Calculation Agent determines, in its sole discretion, to be comparable to the discontinued Index (such index being referred to herein as a "Successor Index"), then any subsequent Semi-Annual Starting Market Value or Semi-Annual Closing Market Value will be determined by reference to the value of such Successor Index at the close of trading on the Nasdaq National Market System, the New York Stock Exchange ("NYSE"), the AMEX, or other relevant exchange or market for the Successor Index on the date as of which such Semi-Annual Starting Market Value or Semi-Annual Closing Market Value, as the case may be, is to be determined.

Upon any selection by the Calculation Agent of a Successor Index, the Calculation Agent will cause written notice thereof to be furnished to the Trustee, to the Issuer and the Guarantor and to the holders of the Shares within three business days of such selection. If a Successor Index is selected by the Calculation Agent, the Successor Index will be used as a substitute for the S&P 500® Composite Stock Price Index for all purposes, including for purposes of determining whether a Market Disruption Event exists.

If S&P discontinues publication of the Index prior to, and such discontinuance is continuing on, any date as of which an Semi-Annual Starting Market Value or an Semi-Annual Closing Market Value is to be determined and the Calculation Agent determines that no Successor Index is available at such time, then in connection with its calculation of the Maturity Redemption Amount and the Index Return the Calculation Agent will determine the values to be used for the Semi-Annual Starting Market Value or Semi-Annual Closing Market Value, as the case may be, that are to be used in computing the Semi-Annual Performance for the Semi-Annual Period or Semi-Annual Periods in question. The values to be used for the Semi-Annual Starting Market Value or Semi-Annual Closing Market Value for any Semi-Annual Period affected by such a discontinuance will be computed by the Calculation Agent in accordance with the formula for and method of calculating the Index last in effect prior to such discontinuance, using the closing price (or, if trading in the relevant securities has been materially suspended or materially limited, its good faith estimate of the closing price that would have prevailed but for such suspension or limitation) on such date of each security most recently comprising the Index prior to the discontinuance. In such case, the Calculation Agent will treat any business day on which the NYSE, the Nasdaq National Market System and the AMEX are open for trading as a Trading Day for purposes of the determination of the Semi-Annual Starting Market Values and Semi-Annual Closing Market Values in question. Additionally, for each business day on which the NYSE, the Nasdaq National Market System, and the AMEX are open for trading during the period commencing with the date that S&P discontinues publication of the Index and the Calculation Agent determines that no Successor Index is available through the earlier to occur of (i) the date as of which the final Semi-Annual Closing Market Value is to be determined or (ii) a determination by the Calculation Agent that a Successor Index is available, the Calculation Agent will determine (based upon the methodology described in the immediately preceding sentence) the value that would be used for the closing value of the Index on that business day as if such business day were a date on which an Semi-Annual Starting Market Value or an Semi-Annual Closing Market Value were required to be determined. The Calculation Agent will then cause notice of each such value to be published not less often than once each month in The Wall Street Journal or another newspaper of general circulation, and arrange for information with respect to these values to be made available by telephone.

Notwithstanding these alternative arrangements, discontinuance of the publication of the Index may adversely affect the value of, and trading in, the Shares.

If at any time the method of calculating the Index or a Successor Index, or the value thereof, is changed in a material respect, or if the Index or a Successor Index is in any other way modified so that such index does not, in the opinion of the Calculation Agent, fairly represent the value of the Index or such Successor Index had such changes or modifications not been made, then, for purposes of calculating any Semi-Annual Starting Market Value, Semi-Annual Closing Market Value or Semi-Annual Performance or the Maturity Redemption Amount and Index Return or making any other determinations as of or after such time, the Calculation Agent will make such calculations and adjustments as, in the good faith judgment of the Calculation Agent, may be necessary in order to arrive at a value of a stock index comparable to the Index or such Successor Index, as the case may be, as if such changes or modifications had not been made, and calculate the Maturity Redemption Amount (including the components thereof) and the Index Return with reference to the Index or such Successor Index, as adjusted. Accordingly, if the method of calculating the Index or a Successor Index is modified so that the value of such index is a fraction of what it would have been if it had not been modified (e.g., due to a split in the index), then the Calculation Agent will adjust such index in order to arrive at a value of the Index or such Successor Index as if it had not been modified (e.g., as if such split had not occurred).

In the event that, on any date as of which an Semi-Annual Starting Market Value or an Semi-Annual Closing Market Value is to be determined, the Index is not calculated by S&P but is calculated by a third party acceptable to the Calculation Agent, in its sole discretion, the Calculation Agent will use such third party's calculation as its reference for determining the value of the Index.

Counterparty Hedging Transactions.

The Counterparties under the various Options transactions in the ordinary course of business may enter into arrangements with broker-dealers, banks and other market participants in order to hedge the market risk associated with its obligations under the various options transactions. Although unlikely, such hedging arrangements theoretically could affect the price of certain stocks and the value of the Index in a manner which be adverse to unitholders of the Trust.

HISTORICAL DATA ON THE STANDARD & POOR'S 500® COMPOSITE STOCK PRICE INDEX

The following table sets forth the Semi-Annual Starting Market Value, Semi-Annual Closing Market Value and the Semi-Annual Performances of the Index for the semi-annual periods beginning March __, 1992 and ending March __, 2002. The Semi-Annual Closing Market Value listed below were obtained from S&P and the Bloomberg Financial Service. SG Cowen believes all such information to be accurate. The historical values of the Index should not be taken as an indication of future performance, and no assurance can be given that the Index will increase sufficiently from year to year to cause the holders of the Shares to receive any Index Return.
Historical Data: S&P 500 Index			Semi-Annual Starting Market Value	Semi-Annual Closing Market Value	Semi-Annual Performance	Recorded Semi-Annual Performance (110% Cap)
Mar92	-	Sep92	403.69	417.80	103.50%	103.50%
Sep92	-	Mar93	417.80	451.67	108.11%	108.11%
Mar93	-	Sep93	451.67	458.93	101.61%	101.61%
Sep93	-	Mar94	458.93	445.77	97.13%	97.13%
Mar94	-	Sep94	445.77	462.71	103.80%	103.80%
Sep94	-	Mar95	462.71	500.71	108.21%	108.21%
Mar95	-	Sep95	500.71	584.41	116.72%	110.00%
Sep95	-	Mar96	584.41	645.50	110.45%	110.00%
Mar96	-	Sep96	645.50	687.31	106.48%	106.48%
Sep96	-	Mar97	687.31	757.12	110.16%	110.00%
Mar97	-	Sep97	757.12	947.28	125.12%	110.00%
Sep97	-	Mar98	947.28	1,101.75	116.31%	110.00%
Mar98	-	Sep98	1,101.75	1,017.01	92.31%	92.31%
Sep98	-	Mar99	1,017.01	1,286.37	126.49%	110.00%
Mar99	-	Sep99	1,286.37	1,282.71	99.72%	99.72%
Sep99	-	Mar00	1,282.71	1,498.58	116.83%	110.00%
Mar00	-	Sep00	1,498.58	1,436.51	95.86%	95.86%
Sep00	-	Mar01	1,436.51	1,160.33	80.77%	80.77%
Mar01	-	Sep01	1,160.33	1,040.94	89.71%	89.71%
Sep01	-	Mar02	1,040.94	1,091.39	104.85%	104.85%

TRUSTEE

The Trust will be internally managed by [____] individual(s), [none/a majority] of whom [is/are not] an "interested person(s)" of the Trust as defined in the 1940 Act. The Trustee(s) of the Trust [are/is] responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of management investment companies by the 1940 Act.

[Each/The] unaffiliated Trustee will be paid by the Trust, in respect of its annual fees and anticipated out-of-pocket expenses, a one-time, up-front fee of $______. The Trustee(s) will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. [None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated [or unaffiliated] investment company.]

Peige Loh is the sole initial Trustee of the Trust. Following is a list of her present positions and principal occupations during the last five years. Ms. Loh is an interested person of the Trust (as defined by the 1940 Act). The business address of the Trust, SG Cowen and their board members and officers is 1221 Avenue of the Americas, New York, New York 10020, unless specified otherwise below.

Name, Address, and Age	Position(s) With Fund/Trust	Year of Election	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee**
Peige Loh Age 35	Sole Initial Trustee, Chief Executive Officer and Chief Financial Officer	2002
	Trustee	2002
	Trustee	2002

Prior to this offering, all of the outstanding shares of the Trust were owned by SG Cowen.

Trustee	Dollar Range of Equity Securities in Trust*

* Trustees do not own equity securities of the Trust because the Trust is a newly organized closed-end investment company.

It is estimated that the Independent Trustees will receive from the Trust the amounts set forth below for the Trust's calendar year ending December 31, 2002, assuming the Trust had been in existence for the full calendar year.

Name of Person, Position	Aggregate Compensation from the Trust	Total Compensation from the Trust Paid to Trustees

[TO BE FURNISHED BY AMENDMENT]

ADMINISTRATOR

The day-to-day affairs of the Trust will be managed by the Administrator pursuant to an administration agreement. Under the administration agreement, the Administrator will, among other things:

  receive invoices for and pay, or cause to be paid, all expenses incurred by the Trust;

  engage legal and other professional advisors;

  9;

  instruct the Paying Agent to pay distributions, if any, with respect to the Shares;

  9;

  prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents, and keep all books and records, for the Trust;

  9;

  institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust;

  9;

  make all necessary arrangements with respect to any meetings of Share holders.

The Administrator will not, however, sell or otherwise dispose of the Trust's assets (except, upon the direction of the Trustee(s), in connection with an acceleration of the Portfolio Puts ** , or the termination of the Nasdaq 100 Trust, and upon termination of the Trust). The Trust or Bank of New York may terminate the administration agreement upon 60 days' prior written notice, except that no termination shall become effective until a successor administrator has been chosen and has accepted the duties of the administrator.

Except for its roles as Administrator, Custodian (as defined below), Paying Agent (as defined below), registrar and transfer agent of the trust, and except for its role as Collateral Agent under any credit support agreement, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust. The address of the Trustee is 5 Penn Plaza, 13th Floor, New York, New York 10001.

CUSTODIAN

The Trust's custodian (the "Custodian") is The Bank of New York pursuant to a custodian agreement. In the event of any termination of the custodian agreement by the Trust or the resignation of the Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the custodian agreement. The Custodian will also act as Collateral Agent under any Collateral Agreements.

PAYING AGENT

The transfer agent, registrar and paying agent (the "Paying Agent") for the Shares is The Bank of New York pursuant to a paying agent agreement. In the event of any termination of the paying agent agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

The Trust will indemnify the Trustee(s), the Administrator, the Custodian and the Paying Agent with respect to any claim, liability, loss or expense (including the costs and expenses of the defense against any claim or liability) which it may incur in acting as Trustee(s), Administrator, Custodian or Paying Agent, as the case may be, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties or where applicable law prohibits such indemnification. The Sponsor has agreed to reimburse the Trust for any amounts it may be required to pay as indemnification to the Trustee, the Custodian or the Paying Agent.

CODES OF ETHICS

The Trust and the Trust's distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Trust. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Security and Exchange Commission at 1-202-942-8090. The code of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Security and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Trust is not actively managed. The Trustee(s) will not purchase any securities after the initial deposit of the Portfolio. The Trustee will not sell or otherwise dispose of the Trust's assets until the termination of the Trust (except in connection with an acceleration of the Portfolio Puts ** , or the termination of the Nasdaq 100 Trust, and upon termination of the Trust).

DESCRIPTION OF SHARES

COMMON SHARES

Each Share represents an equal proportional interest in the Trust. Upon liquidation of the Trust, investors are entitled to share pro rata in the net assets of the Trust available for distribution. Shares have no preemptive, redemption or conversion rights. The Shares, when issued and outstanding, will be fully paid and non-assessable. The only securities that the Trust is authorized to issue are the Shares offered hereby and those sold to the initial investor referred to below. See "Underwriting."

Owners of Shares are entitled to one vote for each Share held on all matters to be voted on by investors and are not able to vote cumulatively in the election of Trustees. The Trustee(s) of the Trust has/have been selected initially by the Sponsor as the initial investor in the Trust. The Trust does not intend to hold annual meetings unless required by applicable law or the rules of any self-regulatory organization. The Trustee may call special meetings of investors for action by investor vote as may be required by either the 1940 Act or the Declaration of Trust. Investors have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding Shares, to remove the Trustee. The Trustee will call a meeting of investors to vote on its removal upon the written request of the record owners of 10% of the Shares or to vote on other matters upon the written request of the record owners of 51% of the Shares (unless substantially the same matter was voted on during the preceding 12 months).

The Trustees shall establish, and notify the investors in writing of, the record date for each such meeting, which shall be not less than 10 nor more than 50 days before the meeting date. Owners at the close of business on the record date will be entitled to vote at the meeting. The Trust will also assist in communications with other owners as required by the 1940 Act.

BOOK-ENTRY SYSTEM

The Shares will be issued in the form of one or more global securities (the "Global Security") deposited with The Depository Trust Company (the "Depositary") and registered in the name of a nominee of the Depositary.

The Depositary has advised the Trust and the distributor as follows: The Depositary is a limited-purpose Trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, Trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective Shares represented by such Global Security to the accounts of participants. The accounts to be credited will be designated by the underwriters. Ownership of beneficial interests in such Global Security will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Security will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Security. Ownership of beneficial interests in such Global Security by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

The Trust expects that the Depositary, upon receipt of any payment in respect of a permanent Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in the principal amount of such Global Security as shown on the records of the Depositary. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such participants.

TAX MATTERS

The following is a summary of certain U.S. federal income tax consequences of investing in the Trust. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), U.S. Treasury regulations issued thereunder, and judicial and administrative authorities now in effect, all of which are subject to change. Any such changes may be applied retroactively in a manner that could adversely affect an investor.

The discussion below is general and does not address tax consequences that may be relevant to certain types of investors, including non-U.S. investors, dealers in securities, banks, insurance companies, and tax-exempt entities. In addition, this summary generally is limited to investors who will hold the Shares as "capital assets" (generally, property held for investment) within the meaning of Code section 1221.

Prospective investors are urged to consult, and must depend upon, their own tax advisors with specific reference to their own tax situations and potential changes in applicable law, including the application of state and local, foreign and other tax considerations.

The Trust will be treated as a fixed investment trust under the Code and not as an association taxable as a corporation. The Trust will also be classified as a grantor trust under the Code. As a result, the Trust itself will not be subject to federal income taxes, and tax consequences resulting from the Trust's operations will flow-through to the investors. Thus, each investor will be treated for federal income tax purposes as though it owned directly its pro rata share (i.e., the ratio of the number of Shares owned by the investor to the total number of Shares outstanding) of the assets held by the Trust.

It is not presently anticipated that the Trust will receive any dividends or distributions. If, however, the Trust does receive dividends or other distributions, each investor will be required to include in gross income its pro rata share of such dividends and distributions when they are received by the Trust regardless of when the dividends or distributions are actually distributed to the investor. Corporate investors will generally be entitled to the 70% dividends-received deduction with respect to the dividends so included in its gross income, subject to various limitations and restrictions imposed by the Code.

A corporate investor will also be entitled to a deduction for its pro rata share of fees and expenses paid by the Trust. An individual investor who itemizes deductions will be entitled to a deduction for his or her pro rata share of fees and expenses paid by the Trust only to the extent that such amount, together with the investor's other miscellaneous itemized deductions, exceeds 2% of the investor's adjusted gross income. Furthermore, individual investors whose adjusted gross income exceeds a certain inflation-adjusted threshold amount must reduce their itemized deductions (subject to certain specific exceptions) by 3% of this excess. This reduction, however, is limited to no more than 80% of the applicable itemized deductions. In 2002, the threshold amount is $137,300 ($68,650 for married filing separately).

Under the back-up withholding rules of the Code, certain investors may be subject to 30% withholding of federal income tax on distributions and redemption payments made by the Trust. In order to avoid this back-up withholding, an investor must provide the Trust with a correct taxpayer identification number (which for most individuals is their Social Security number) or certify that it is a corporation or otherwise exempt from or not subject to back-up withholding.

Prospective investors are urged to consult their own tax advisers as to the tax consequences of an investment in the Trust.

EXPERTS

The Statement of Net Assets of the Trust as of _______ __, 2002 appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP, located at Two World Financial Center, New York, New York, provides accounting and auditing services to the Trust.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Trust with the Securities and Exchange Commission (the "Commission"), Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Trust and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

INDEPENDENT AUDITORS' REPORT

[to be inserted]

_________________________

**  These portions of the prospectus were omitted and filed separately with the SEC pursuant to a request for confidential treatment.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

1. Financial Statements

Contained in Part A: None

Contained in Part B: Statement of Assets and Liabilities.1

2. Exhibits

(a Declaration of Trust1

(b) Not Applicable

(c) Not Applicable

(d) Portions of the Declaration of Trust defining the rights of Shareholders1

(e) Not Applicable

(f) Not Applicable

(g) Not Applicable

(h) (i) Distribution Agreement1

     (ii) Dealer Agreements1

(i) Not Applicable

(j) Custody Agreement1

(k) (i) Administration Agreement1

      (ii) Paying Agent Agreement1

       (iii) Form of International Swaps and Derivatives Association, Inc. Master Agreement
            (Multicurrency-Cross Border)1

         (iv) Form of Credit Support Annex to International Swaps and Derivatives Association, Inc.
            Master Agreement (Multicurrency-Cross Border)1

(l) Opinion and Consent of Dechert1

(m) Not Applicable1

(n) Consent of Deloitte & Touche LLP1

(o) Not Applicable

(p) Form of Subscription Agreement1

(q) Not Applicable

(r) Not Applicable

(s) Code of Ethics of the Trust and SG Cowen Securities Corporation1

____________________________

1 To be filed by amendment

Item 25. Marketing Agreements

Not Applicable.

Item 26. Other Expenses of Issuance and Distribution*

The following table sets forth expenses incurred or estimated to be incurred in connection with the offering described in the Registration Statement.

Registration Fees $______
Trustee Fees $______
Printing Expenses $______
Legal Fees $______
Accounting Fees and Expenses $______
Miscellaneous Expenses $______
Total $______

_____________________

Item 27.Persons Controlled by or Under Common Control

Not Applicable.

Item 28.Number of Holders of Securities

As of the date of the filing of this registration statement, the Trust had not issued any of its shares of beneficial interest.

Item 29.Indemnification

    Section 6.6 of the Declaration of Trust provides: No Trustee shall be liable to the Trust or any Holder for any action taken or for refraining from taking any action except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of its office. Specifically, without limitation, the Trustee(s) shall not be responsible for or in respect of the recitals herein or the validity or sufficiency of this Trust Agreement or for the due execution hereof by any other Person, or for or in respect of the validity or sufficiency of Shares or certificates representing Shares and shall in no event assume or incur any liability, duty or obligation to any Holder or to any other Person, other than as expressly provided for herein. The Trustee may employ agents, attorneys, administrators, accountants and auditors, and shall not be answerable for the default or misconduct of any such persons if such persons shall have been selected with reasonable care. Action in good faith may include action taken in good faith in accordance with an opinion of counsel. In no event shall the Trustee(s) be personally liable for any expenses with respect to the Trust. The Trustee(s) shall be indemnified from the Trust Account with respect to any claim, liability, loss or expense incurred in acting as Trustee of the Trust, including the costs and expenses of the defense against any such claim or liability, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of its office.

     Section 6.3 of the Declaration of Trust provides: The Trust will be managed solely by the Trustee(s), who will, subject to the provisions of Article II hereof, have complete, subject to the limitations provided in this Trust Agreement, and exclusive control over the management, conduct and operation of the Trust's business, and shall have the rights, powers and authority of a board of directors of a corporation organized under Delaware law. The Trustee(s) shall have fiduciary responsibility for the safekeeping and use of all funds and assets of the Trust and shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Trust and except in accordance with the terms of this Trust Agreement. Subject to the continuing supervision of the Trustee(s) and as permitted by applicable law, the functions of the Trust shall be performed by the Custodian, the Paying Agent, the Administrator and such other persons engaged to perform such functions as the Trustee may determine, including, without limitation, any or all administrative functions.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will submit, unless in the opinion of its counsel the matter has been settled by controlling precedent, to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 30.Business and Other Connections of Investment Manager

Not Applicable

Item 31.Location of Accounts and Records

The amounts and records of the Registrant will be maintained at its office at 1221 Avenue of the Americas, New York, New York 10020 and at the office of its custodian, The Bank of New York, 100 Church Street, 8th Floor, New York, New York 10286 .

Item 32.Management Services

Not Applicable.

Item 33.Undertakings

1.Not Applicable.

2.Not Applicable.

3.Not Applicable.

4.

&To file during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b.That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

c.To remove from registration by means of post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

5. Not Applicable

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York in the State of New York this 29th day of August, 2002.

SG COWEN PRINCIPAL PROTECTION TRUST

                                                By: /s/ Peige Loh

                                                      Peige Loh

                                                      Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature /s/ Peige Loh	Title	Date
Peige Loh	Trustee, Chief Executive Officer and Chief Financial Officer	August 29, 2002